CONSENT AGREEMENT
This CONSENT AGREEMENT (this “Agreement”) is entered into effective as of September 28, 2018 (the “Effective Date”), among LONESTAR RESOURCES AMERICA INC., a Delaware corporation (“Borrower”), CITIBANK, N.A., a national banking association, as administrative agent (in such capacity, the “Administrative Agent”) and as issuing bank (in such capacity, the “Issuing Bank”), and the financial institutions executing this Agreement as Lenders.
R E C I T A L S
A.The Borrower, the financial institutions party thereto from time to time (the “Lenders”), the Issuing Bank, and Administrative Agent are parties to that certain Credit Agreement dated as of July 28, 2015, as amended or otherwise modified by a Limited Consent and Waiver dated as of October 7, 2015, a First Amendment to Credit Agreement dated as of April 29, 2016, a Second Amendment to Credit Agreement dated as of May 19, 2016, a Third Amendment to Credit Agreement dated as of July 22, 2016, a Fourth Amendment to Credit Agreement dated as of November 23, 2016, a Fifth Amendment to Credit Agreement and Limited Waiver dated as of December 29, 2016, a Sixth Amendment and Joinder to Credit Agreement dated as of June 15, 2017, a Limited Waiver, Borrowing Base Redetermination Agreement, and Amendment No. 7 to Credit Agreement dated as of January 4, 2018, and a Borrowing Base Redetermination Agreement and Amendment No. 8 to Credit Agreement dated as of May 24, 2018 (as so amended or otherwise modified prior to the date hereof, the “Credit Agreement”).
B.    The Borrower has advised the Administrative Agent that the Parent intends to repurchase and retire, within 30 days of the Effective Date (or such longer period as the Administrative Agent may agree in its sole discretion), all of the issued and outstanding shares of the Borrower’s Class B non-voting common stock for an amount not to exceed $10,000 (the “Specified Repurchase”). The Specified Repurchase is not permitted under Section 9.04(a) of the Credit Agreement.
C.    The Borrower has requested that the Majority Lenders consent to a limited waiver of Section 9.04(a) of the Credit Agreement solely for the purpose of permitting the Specified Repurchase as set forth below.
NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Same Terms.
(a)    All terms used herein which are defined in the Credit Agreement shall have the same meanings when used herein, unless the context hereof otherwise requires or provides. In addition, (i) all references in the Loan Documents to the “Agreement” shall mean the Credit Agreement, as modified by this Agreement, as the same shall hereafter be amended or otherwise modified from time to time, and (ii) all references in the Loan Documents to the “Loan Documents” shall mean the Loan Documents, as modified by this Agreement, as the same shall hereafter be amended or otherwise modified from time to time.
(b)    Section 1.04 of the Credit Agreement (as modified hereby) is hereby incorporated herein mutatis mutandis.
2.    Limited Waiver and Consent.    Pursuant to Section 12.02 of the Credit Agreement, the Lenders party hereto (constituting the Majority Lenders) hereby consent to a limited waiver of Section 9.04(a) of the Credit Agreement solely for the purpose of permitting the Specified Repurchase; provided that no Default has occurred and is continuing as of the date of the Specified Repurchase before and after giving effect thereto.

3.    Conditions Precedent. The effectiveness of this Agreement is subject to the Administrative Agent having received executed counterparts of this Agreement from each of the Borrower, the Administrative Agent and the Majority Lenders.
4.    Certain Representations. Borrower represents and warrants that, as of the Effective Date: (a) Borrower has full power and authority to execute this Agreement, and this Agreement constitutes the legal, valid and binding obligation of Borrower enforceable in accordance with its terms, except as enforceability may be limited by general principles of equity and applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting the enforcement of creditors' rights generally and (b) no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person is required for the execution, delivery, and performance by the Borrower of this Agreement. In addition, Borrower represents that after giving effect to this Agreement and the transactions contemplated hereby all representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement, as modified hereby, and in the other Loan Documents shall be true and correct in all material respects (without duplication of materiality) on and as of the Effective Date, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, on and as of the date hereof such representations and warranties shall continue to be true and correct in all material respects (without duplication of materiality) as of such specified earlier date.
5.    No Further Amendments. Except as previously amended in writing or as modified hereby, the Credit Agreement shall remain unchanged and all provisions shall remain fully effective between the parties.
6.    Acknowledgments and Agreements. Borrower acknowledges that on the date hereof all outstanding Obligations are payable in accordance with their terms. Borrower, Administrative Agent, Issuing Bank, and each Lender do hereby adopt, ratify and confirm the Credit Agreement, as modified hereby, and acknowledge and agree that the Credit Agreement is and remains in full force and effect. Any breach of any representations, warranties and covenants under this Agreement shall be an Event of Default under the Credit Agreement (subject to applicable notice and cure periods as set forth in the Credit Agreement).
7.    Limitation on Agreements. The agreements set forth herein are limited precisely as written and shall not be deemed (a) to be a consent under or a waiver of or an amendment to any other term or condition in the Credit Agreement or any of the Loan Documents, other than as specifically set forth herein, or (b) to prejudice any right or rights that Administrative Agent now has or may have in the future under or in connection with the Credit Agreement and the other Loan Documents, each as modified hereby, or any of the other documents referred to herein or therein. This Agreement shall constitute a Loan Document for all purposes.
8.    Counterparts. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed an original, but all of which constitute one instrument. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by e-mail “PDF” copy shall be effective as delivery of a manually executed counterpart of this Agreement.
9.    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.
10.    Invalidity. In the event that any one or more of the provisions contained in this Agreement shall be held invalid, illegal or unenforceable in any respect under any applicable Governmental Requirement, the validity, legality, and enforceability of the remaining provisions contained herein or therein shall not be affected or impaired thereby.
11.    Incorporation of Certain Provisions by Reference. THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT

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OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS. The other provisions of Section 12.09 of the Credit Agreement, as modified hereby, captioned “Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial” are incorporated herein by reference for all purposes.
12.    Entirety, Etc. THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[This space is left intentionally blank. Signature pages follow.]
IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the date and year first above written.
BORROWER:

LONESTAR RESOURCES AMERICA INC.

By:    /s/ Gregory R. Packer
Name:    Gregory R. Packer
Title:    General Counsel

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ADMINISTRATIVE AGENT/ISSUING BANK:

CITIBANK, N.A.,
as Administrative Agent and Issuing Bank

By:    /s/ Jarrod Bourgeois
Name:    Jarrod Bourgeois
Title:    Director

LENDERS:

CITIBANK, N.A., as a Lender

By:    /s/ Jarrod Bourgeois
Name:    Jarrod Bourgeois
Title:    Director

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ABN AMRO CAPITAL USA LLC, as a Lender

By:/s/ Darrell Holley
Name:    Darrell Holley
Title:    Managing Director

By:/s/ David Montgomery
Name:    David Montgomery
Title:    Managing Director

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COMERICA BANK, as a Lender

By:    /s/ V. Mark Fuqua
Name:    V. Mark Fuqua
Title:    Executive Vice President

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COMPASS BANK, as a Lender

By:    /s/ Kari McDaniel
Name:    Kari McDaniel
Title:    Vice President

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BARCLAYS BANK PLC, as a Lender

By:    /s/ May Huang
Name:    May Huang
Title:    Assistant Vice President

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JPMORGAN CHASE BANK, N.A., as a Lender

By:    /s/ Theresa M. Benson
Name:    Theresa M. Benson
Title:    Authorized Officer

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